Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 4, 2012, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (“Antero”), ANTERO RESOURCES PICEANCE CORPORATION, a Delaware corporation (“Antero Piceance”), ANTERO RESOURCES PIPELINE CORPORATION, a Delaware corporation (“Antero Pipeline”), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation (“Antero Appalachian” and, together with Antero, Antero Piceance and Antero Pipeline, each, a “Borrower” and collectively, the “Borrowers”), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrowers and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                         Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1               Cover Page.  The cover page to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Annex A attached hereto.

1.2               Preamble.  The preamble to the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 4, 2010, among ANTERO RESOURCES CORPORATION, a Delaware corporation (“Antero”), ANTERO RESOURCES PICEANCE CORPORATION, a Delaware corporation (“Antero Piceance”),

ANTERO RESOURCES PIPELINE CORPORATION, a Delaware corporation (“Antero Pipeline”), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation (“Antero Appalachian” and, together with Antero, Antero Piceance and Antero Pipeline, each a “Borrower” and collectively, the “Borrowers”), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, WELLS FARGO BANK, N.A., as Syndication Agent, and BANK OF SCOTLAND plc, UNION BANK, N.A., CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Co-Documentation Agents.

1.3               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Fourth Amendment Effective Date, the Aggregate Commitment is $950,000,000.

“Co-Documentation Agent” means, so long as it is a Lender, each of Bank of Scotland plc, Union Bank, N.A., Credit Agricole Corporate and Investment Bank and Deutsche Bank Trust Company Americas, each in its capacity as a Co-Documentation Agent.

“Fee Letters” means (a) that certain fee letter, dated October 7, 2010, among the Borrowers, the Administrative Agent and J.P. Morgan Securities LLC, (b) that certain fee letter, dated October 7, 2010, among the Borrowers, Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC, (c) that certain fee letter, dated May 3, 2011, among the Borrowers, the Administrative Agent and J.P. Morgan Securities LLC, (d) that certain fee letter, dated May 3, 2011, among the Borrowers, Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC, (e) that certain fee letter, dated October 26, 2011, among the Borrowers, the Administrative Agent and J.P. Morgan Securities LLC and (f) that certain fee letter, dated May 4, 2012, among the Borrowers, the Administrative Agent and J.P. Morgan Securities LLC.

“Maximum Facility Amount” means $2,500,000,000.

1.4               Additional Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Fourth Amendment Effective Date” means May 4, 2012.

1.5                               Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  Section 2.06(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b)                                 Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Bank, the Borrower Representative also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $75,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment.

1.6                               Limitations on Indebtedness.  Section 7.01(d) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(d)                                 Cash Management Obligations; provided that (i) the aggregate outstanding amount of all Cash Management Obligations does not exceed at any time the lesser of (x) $25,000,000 and (y) the amount of Cash Management Obligations permitted under the Indenture, and (ii) any and all documents, agreements and instruments rendering any Cash Management Obligations shall be in form and substance satisfactory to the Administrative Agent;

1.7                               Successors and Assigns.  Section 11.04(b)(i) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b)                                 (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)                                the Borrowers; provided that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, a Federal Reserve Bank, an Approved Fund or, if any Event of Default has occurred and is continuing, any other assignee;

(B)                                the Administrative Agent; and

(C)                               the Issuing Bank.

1.8                               Schedules.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                         Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, the Borrowers and the Guarantors hereby acknowledge that effective as of the Fourth Amendment Effective Date, the Borrowing Base is $1,550,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3.                         New Lenders and Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as an Arranger, in consultation with the Borrowers, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent and the Borrowers hereby consent to (i) the reallocation of the Commitments, (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment, and (iii) the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.  The increase in each Increasing Lender’s Commitment and the acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such Increasing Lender or New Lender, as the case may be, had executed a Lender Certificate with respect to such increase or acquisition.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrowers shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrowers under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4.                         Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the increase and reallocation of the Commitments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1               Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

4.2               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3               Fees.  The Borrowers, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

4.4               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

4.5               Legal Opinion.  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the effective date of this Amendment) of Vinson & Elkins LLP, counsel for the Credit Parties, and covering such matters relating to the Credit Parties and this Amendment as the Administrative Agent shall reasonably request.

4.6               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5.                         Post-Closing Covenant.  Within thirty (30) days following the Fourth Amendment Effective Date (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrowers shall deliver to the Administrative Agent (a) Mortgages and title information, in each case, reasonably satisfactory to the Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement and (b) amendments to the existing Mortgages, as requested by

Administrative Agent to give effect to the amendments contained herein and otherwise in form and substance satisfactory to Administrative Agent.

SECTION 6.                         Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

6.1               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

6.2               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

6.3               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrowers and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6.4               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 7.                         Miscellaneous.

7.1               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Borrower and each Guarantor hereby agree that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

7.2               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

7.4               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

7.5               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.6               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.7               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

7.8               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWERS:

ANTERO RESOURCES CORPORATION

ANTERO RESOURCES PICEANCE CORPORATION

ANTERO RESOURCES PIPELINE CORPORATION

ANTERO RESOURCES APPALACHIAN CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President,
Administration and Accounting

RESTRICTED SUBSIDIARIES:

ANTERO RESOURCES FINANCE CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President,
Administration and Accounting

ANTERO RESOURCES BLUESTONE LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Vice President – Accounting &
Administration/Treasurer

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Authorized Officer

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

BANK OF SCOTLAND PLC,
as Co-Documentation Agent and a Lender

By:	/s/ Julia R Franklin
	Name:	Julia R Franklin
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Sorokolit
	Name:	Lara Sorokolit
	Title:	Assistant Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
	Name:	Caroline M. McClurg
	Title:	Senior Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Craig Hanselman
	Name:	Craig Hanselman
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Charles S. Searle
	Name:	Charles S. Searle
	Title:	Executive Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ John F. Miller
	Name:	JOHN F. MILLER
	Title:	ATTORNEY-IN-FACT

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wesley Fontana
	Name:	Wesley Fontana
	Title:	Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Debbi L. Brito
	Name:	DEBBI L. BRITO
	Title:	AUTHORIZED SIGNATORY

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Jeff Forbis
	Name:	Jeff Forbis
	Title:	Senior Vice President

ANTERO RESOURCES
FOURTH AMENDMENT	SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitments

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	11.052631579%	$105,000,000
Wells Fargo Bank, N.A.	11.052631579%	$105,000,000
Credit Agricole Corporate and Investment Bank	8.684210526%	$82,500,000
Deutsche Bank Trust Company Americas	8.684210526%	$82,500,000
Union Bank, N.A.	8.684210526%	$82,500,000
Bank of Scotland, plc	7.684210526%	$73,000,000
Barclays Bank PLC	5.789473684%	$55,000,000
Comerica Bank	5.789473684%	$55,000,000
Citibank, N.A.	5.789473684%	$55,000,000
Capital One, National Association	5.263157895%	$50,000,000
Toronto Dominion (New York) LLC	5.263157895%	$50,000,000
Branch Banking and Trust Company	4.210526317%	$40,000,000
KeyBank National Association	4.105263158%	$39,000,000
U.S. Bank National Association	4.105263158%	$39,000,000
Credit Suisse AG, Cayman Islands Branch	2.894736842%	$27,500,000
Guaranty Bank and Trust Company	0.947368421%	$9,000,000
TOTAL	100.0000000%	$950,000,000

SCHEDULE 1.01

Annex A

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

November 4, 2010

among

ANTERO RESOURCES CORPORATION,
ANTERO RESOURCES PICEANCE CORPORATION,
ANTERO RESOURCES PIPELINE CORPORATION and
ANTERO RESOURCES APPALACHIAN CORPORATION,
as Borrowers,

CERTAIN SUBSIDIARIES OF BORROWERS,
as Guarantors,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

WELLS FARGO BANK, N.A.,
as Syndication Agent,

and

BANK OF SCOTLAND plc, UNION BANK, N.A., CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK AND

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Documentation Agents

Senior Secured Credit Facility

J.P. MORGAN SECURITIES LLC and WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

ANNEX A